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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): NOVEMBER 1, 2005

                              THE BANC CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


            0-25033                                      63-1201350
    (Commission File Number)                 (IRS Employer Identification No.)


    17 NORTH 20TH STREET, BIRMINGHAM, ALABAMA                    35203
     (Address of Principal Executive Offices)                  (Zip Code)

                                 (205) 327-3600
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 7 - REGULATION FD

ITEM 7.01.   REGULATION FD DISCLOSURE.

         On November 1, 2005, The Banc Corporation issued a press release announcing the following:

   o Effective in January 2006, the Corporation will change the name of its principal subsidiary, The Bank, to Superior Bank.

   o Effective not later than the Corporation's 2006 Annual Meeting of Stockholders, expected to be held in May 2006, and subject to approval of the Corporation's stockholders at or prior to that Annual Meeting, the Corporation will change its corporate name to Superior Bancorp. and will thereafter use the NASDAQ symbol SUPR.

   o Effective November 1, 2005, the Corporation's banking subsidiary has converted its charter from an Alabama state bank to a federal savings bank regulated by the Office of Thrift Supervision.

A copy of the press release is attached hereto as Exhibit 99. The information in this Current Report on Form 8-K, including Exhibit 99-1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as we may specifically state in any such filing. We will file the amendment to the Corporation's Restated Certificate of Incorporation to change the name of the Corporation under cover of the appropriate form at such time as such amendment becomes effective.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)          Exhibits

             Exhibit 99 Press Release of The Banc Corporation dated November 1, 2005.









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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



                                          THE BANC CORPORATION


Date: November 1, 2005                    By:          /s/ Rick D. Gardner
                                              ---------------------------------
                                                          Rick D. Gardner
                                                      Chief Operating Officer